SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR19)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-03                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR14 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Mortgage Securities Corp, as servicer, and The Chase Manhattan Bank, as trustee. On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 4, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               November 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        23,433,600.00     23,392,203.50    2,657,231.18     120,888.03    2,778,119.21     0.00        0.00       20,734,972.32
IIA1       85,759,000.00     71,318,900.19    9,935,446.81     293,358.41   10,228,805.22     0.00        0.00       61,383,453.38
IIA2       59,313,000.00     59,313,000.00            0.00     292,808.51      292,808.51     0.00        0.00       59,313,000.00
IIA3       65,738,000.00     65,738,000.00            0.00     324,964.85      324,964.85     0.00        0.00       65,738,000.00
IIIA1      77,133,000.00     76,472,551.04      443,136.39     364,009.34      807,145.73     0.00        0.00       76,029,414.65
IVA1       20,492,800.00     19,951,024.23      261,268.06     104,192.65      365,460.71     0.00        0.00       19,689,756.17
CB1         5,719,000.00      5,709,692.03        4,709.61      32,041.28       36,750.89     0.00        0.00        5,704,982.42
CB2         3,813,000.00      3,806,794.14        3,140.02      21,362.72       24,502.74     0.00        0.00        3,803,654.12
CB3         2,080,000.00      2,076,614.69        1,712.89      11,653.41       13,366.30     0.00        0.00        2,074,901.80
AR                100.00              0.00            0.00           0.00            0.00     0.00        0.00                0.00
CB4         1,213,000.00      1,211,025.78          998.91       6,795.96        7,794.87     0.00        0.00        1,210,026.87
CB5           867,000.00        865,588.91          713.98       4,857.46        5,571.44     0.00        0.00          864,874.93
CB6         1,039,814.00      1,038,121.66          856.29       5,825.66        6,681.95     0.00        0.00        1,037,265.37
TOTALS    346,601,314.00    330,893,516.17   13,309,214.14   1,582,758.28   14,891,972.42     0.00        0.00      317,584,302.03

IX         23,433,600.00     23,392,203.50            0.00       7,466.01        7,466.01     0.00        0.00       20,734,972.32
IIX       210,810,100.00    196,369,900.19            0.00     164,687.26      164,687.26     0.00        0.00      186,434,453.38
IIIX       77,133,000.00     76,472,551.04            0.00      85,147.85       85,147.85     0.00        0.00       76,029,414.65
IVX        20,492,800.00     19,951,024.23            0.00      18,288.44       18,288.44     0.00        0.00       19,689,756.17
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1      22540A7H5        998.23345538    113.39406579     5.15874770   118.55281348       884.83938959       IA1      6.201453 %
IIA1     22540A7J1        831.62000711    115.85310941     3.42073030   119.27383971       715.76689770       IIA1     4.936000 %
IIA2     22540A7K8      1,000.00000000      0.00000000     4.93666667     4.93666667     1,000.00000000       IIA2     5.924000 %
IIA3     22540A7L6      1,000.00000000      0.00000000     4.94333338     4.94333338     1,000.00000000       IIA3     5.932000 %
IIIA1    22540A7M4        991.43753050      5.74509471     4.71924261    10.46433731       985.69243579       IIIA1    5.712000 %
IVA1     22540A7N2        973.56262834     12.74926120     5.08435402    17.83361522       960.81336713       IVA1     6.266905 %
CB1      22540A7T9        998.37244798      0.82350236     5.60260185     6.42610421       997.54894562       CB1      6.734082 %
CB2      22540A7U6        998.37244689      0.82350380     5.60260163     6.42610543       997.54894309       CB2      6.734082 %
CB3      22540A7V4        998.37244712      0.82350481     5.60260096     6.42610577       997.54894231       CB3      6.734082 %
AR       22540A7W2          0.00000000      0.00000000     0.00000000     0.00000000         0.00000000       AR       4.936000 %
CB4      22540A7X0        998.37244847      0.82350371     5.60260511     6.42610882       997.54894477       CB4      6.734082 %
CB5      22540A7Y8        998.37244521      0.82350634     5.60260669     6.42611303       997.54893887       CB5      6.734082 %
CB6      22540A7Z5        998.37245892      0.82350305     5.60259816     6.42610121       997.54895587       CB6      6.734082 %
TOTALS                    954.68050121     38.39920278     4.56650975    42.96571253       916.28129843

IX       22540A7P7        998.23345538      0.00000000     0.31860278     0.31860278       884.83938959       IX       0.383000 %
IIX      22540A7Q5        931.50138532      0.00000000     0.78121143     0.78121143       884.37154282       IIX      1.006390 %
IIIX     22540A7R3        991.43753050      0.00000000     1.10390948     1.10390948       985.69243579       IIIX     1.336132 %
IVX      22540A7S1        973.56262834      0.00000000     0.89243246     0.89243246       960.81336713       IVX      1.100000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                 JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               November 26, 2001


Section 4.04(a)(i)         Scheduled Principal Payments                                     272,612.21
                           Principal Prepayments                                         13,036,601.93

Section 4.04(a)(ii)        Current Interest                                               1,858,347.84
                           Class Unpaid Interest                                                  0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                        0.00
                           Certificate Principal Shortfalls                                       0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                       317,584,302.80
                           Loan Group 1 Aggregate Loan Balance                           21,772,412.53
                           Loan Group 2 Aggregate Loan Balance                          195,768,479.17
                           Loan Group 3 Aggregate Loan Balance                           79,445,838.84
                           Loan Group 4 Aggregate Loan Balance                           20,597,572.26

Section 4.04(a)(vi)        Servicing Fees                                                   109,483.21
                           MGIC Fees                                                         10,502.65
                           Trustee Fees                                                       1,654.47

Section 4.04(a)(viii)      Current Advances                                                       0.00
                           Outstanding Advances                                                   0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Group 1
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 2
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 3
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 4
                           Number of Loans delinquent 31 to 60 days                               5.00
                           Balance of Loans delinquent 31 to 60 days                      1,045,286.50
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00


                                      -7-


              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               November 26, 2001

                           Foreclosures

                           Group 1
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 2
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 3
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 4
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

Section 4.04(a)(x)         Number of loans for which Prepayment Penalties were collected.         0.00
                           Balance of loans for which Prepayment Penalties were collected.        0.00
                           Amount of Prepayment Penalties                                         0.00


Section 4.04(a)(xi)        REO Properties
                           Group 1
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 2
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 3
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 4
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %


Section 4.04(a)(xii)       Current Realized Losses                                               0.00
                           Aggregate Realized Losses                                             0.00

Section 4.04(a)(xiii)      Weighted Average Term to Maturity                                     0.00

Section 4.04(a)(xiv)       Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Total Amount of Claims Submitted under the GEMICO PMI policy          0.00
                           Total of Claims Paid under the GEMICO PMI policy                      0.00

